SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2004

Crown Financial Group, Inc.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ    07310

(Address of principal executive offices)        (Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Crown Financial Group, Inc.

Current Report on Form 8-K

Item 5.    Other Events and Regulation FD Disclosure

On March 9, 2004 the registrant issued a press release announcing it has filed amended Quarterly Reports on Form 10-Q/A for the quarters ended April 30, 2003 and July 31, 2003, an amended Annual Report on Form 10-K/A for the year ended January 31, 2003 and a quarterly report on Form 10-Q for the quarter ended October 31, 2003. These reports incorporate the Company’s financial restatements related to the misstatements uncovered by the Company’s new finance department for the affected periods as described more fully therein. The Company has also announced an update on its listing status as well as recent promotions including its new Chief Financial Officer. The press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

1.	Financial Statements

Not required

2.	Pro forma Financial Information

Not required

3.	Exhibits

Exhibit No.	Description

99.1	Press release of registrant issued March 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: March 10, 2004

CROWN FINANCIAL GROUP, INC.

By: /s/ MICHAEL T. DORSEY

Name: Michael T. Dorsey

Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of registrant issued March 9, 2004.